SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported) February 19, 2004

NII HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-32421 (Commission File Number)	91-1671412 (IRS Employer Identification No.)

10700 Parkridge Boulevard, Suite 600
Reston, Virginia	20191
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 390-5100

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Information.

     On February 19, 2004, NII Holdings, Inc. issued a press release announcing that in connection with the previously announced offer to purchase and consent solicitation by its wholly-owned subsidiary NII Holdings (Cayman), Ltd. (“NII Cayman”), relating to all of NII Cayman’s 13% Senior Secured Discount Notes due 2009 (the “13% Notes”), NII Cayman has received the tenders and the consents required to amend the indenture under which the 13% Notes were issued (the “Indenture”), and the supplemental indenture to the Indenture has been executed by the trustee. NII Holdings, Inc. also announced that NII Cayman extended the consent payment deadline until the expiration time of the offer.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

Exhibit No.	Description

99.1	Press Release dated February 19, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NII HOLDINGS, INC.
(Registrant)

Date: February 20, 2004	By:	/s/ Robert J. Gilker

Robert J. Gilker
Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release Dated February 19, 2004.